UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 30, 2016

Starz
(Exact name of registrant as specified in its charter)

Delaware	001-35294	20-8988475
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8900 Liberty Circle
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 852-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 30, 2016, Starz (“Starz” or “we”) delivered to its executive officers and directors (collectively, the “Covered Persons”) a notice under Rule 104(b)(2)(ii) of Regulation BTR, pursuant to which Starz has imposed a “blackout” period in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 (“SOX”) and the Securities and Exchange Commission regulations.

Because a blackout period has been imposed under the Starz 401(k) Savings Plan (the “Plan”) beginning on Tuesday, December 6, 2016 at 4:00 p.m., ET, and ending on or about Tuesday, December 13, 2016, we are imposing a SOX blackout period beginning on Tuesday, December 6, 2016 at 4:00 p.m., ET, and ending on or about Tuesday, December 13, 2016. We will advise you when the SOX blackout period ends, if earlier or later than the specified date and time. The blackout period under the Plan is needed in connection with the proposed merger (the “proposed merger”) of Starz with Lions Gate Entertainment Corp. (“Lions Gate”), which is expected to close on or about December 8, 2016. In connection with the proposed merger with Lions Gate, shares of Starz will be converted into the right to receive cash and Lions Gate Class B non-voting shares, without par value, and/or Lions Gate Class A voting shares, without par value. The proposed merger is subject to a number of conditions, including approval of Starz’s stockholders.

While the SOX blackout period is in effect, you (and your immediate family members who share your residence) should not, directly or indirectly, engage in any purchase, sale, transfer, acquisition, or disposition of any equity securities of Starz, including shares of any series of Starz’s common stock and any options with respect to such stock. There are limited exclusions and exemptions from this rule. For example, transactions that are executed pursuant to a properly adopted Rule 10b5-1 plan are exempt from the foregoing SOX blackout trading restrictions. Further, the above prohibition is in addition to other restrictions on trading activity that Starz imposes on its executive officers and directors, including under Starz’s insider trading policy and any administrative blackout related to Starz’s online incentive award platform.

Because the proposed merger is subject to the satisfaction or waiver of a number of conditions by Starz and Lions Gate, including approval of the proposed merger by Starz’s stockholders, Starz and Lions Gate were unable to set an anticipated closing date for the proposed merger until recently. This delay, which was beyond the reasonable control of Starz and was unforeseeable to Starz, has resulted in the delayed delivery of the notice of the timing of the blackout period under the Plan and the need for a SOX blackout period. Now that the dates of the SOX blackout period have been determined, Starz has provided the Covered Persons with the requisite notice under Rule 104(b)(2)(ii) of Regulation BTR.

If the Covered Persons have any questions pertaining to the notice or the SOX blackout period, they were directed to contact David Weil or Tim Sweeney in the Legal Department by telephone at 720-852-7700 or by mail at 8900 Liberty Circle, Englewood, CO 80112.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2016	STARZ

	By:	/s/ David I. Weil
Name: David I. Weil
Title: Chief Legal Officer

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